                                AMENDMENT NO. 16

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

     WHEREAS, the parties desire to amend the Agreement to reflect the addition of AIM Income Allocation Fund, AIM International Allocation Fund and AIM Summit Fund;

     NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

     All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: October 31, 2005

                                         Each FUND listed on Schedule A-1 on
                                         behalf of the Shares of each Portfolio
                                         listed on Schedule A-1

                                         By:    /s/ Robert H. Graham
                                                --------------------------------
                                         Name:  Robert H. Graham
                                         Title: President

                                         Each FUND listed on Schedule A-2 on
                                         behalf of the Shares of each Portfolio
                                         listed on Schedule A-2

                                         By:    /s/ Robert H. Graham
                                                --------------------------------
                                         Name:  Robert H. Graham
                                         Title: President


                                         A I M DISTRIBUTORS, INC.

                                         By:    /s/ Gene Needles
                                                --------------------------------
                                         Name:  Gene Needles
                                         Title: President

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

     AIM EQUITY FUNDS

     Portfolios

     AIM Aggressive Growth Fund
     AIM Blue Chip Fund
     AIM Capital Development Fund
     AIM Charter Fund
     AIM Constellation Fund
     AIM Diversified Dividend Fund
     AIM Large Cap Basic Value Fund
     AIM Large Cap Growth Fund
     AIM Mid Cap Growth Fund
     AIM Select Basic Value Fund
     AIM Weingarten Fund

     AIM FUNDS GROUP

     Portfolios

     AIM Basic Balanced Fund
     AIM European Small Company Fund
     AIM Global Value Fund
     AIM International Small Company Fund
     AIM Mid Cap Basic Value Fund
     AIM Premier Equity Fund
     AIM Select Equity Fund
     AIM Small Cap Equity Fund

     AIM GROWTH SERIES

     Portfolios

     AIM Basic Value Fund
     AIM Conservative Allocation Fund
     AIM Global Equity Fund
     AIM Growth Allocation Fund
     AIM Income Allocation Fund
     AIM International Allocation Fund
     AIM Mid Cap Core Equity Fund
     AIM Moderate Allocation Fund
     AIM Moderate Growth Allocation Fund
     AIM Moderately Conservative Allocation Fund
     AIM Small Cap Growth Fund

     AIM INTERNATIONAL MUTUAL FUNDS

     Portfolios

     AIM Asia Pacific Growth Fund
     AIM European Growth Fund
     AIM Global Aggressive Growth Fund
     AIM Global Growth Fund
     AIM International Core Equity Fund
     AIM International Growth Fund

     AIM INVESTMENT FUNDS

     Portfolios

     AIM Developing Markets Fund
     AIM Global Health Care Fund
     AIM Trimark Fund
     AIM Trimark Endeavor Fund
     AIM Trimark Small Companies Fund

     AIM INVESTMENT SECURITIES FUNDS

     Portfolios

     AIM Global Real Estate Fund
     AIM High Yield Fund
     AIM Income Fund
     AIM Intermediate Government Fund
     AIM Money Market Fund
     AIM Municipal Bond Fund
     AIM Total Return Bond Fund
     AIM Real Estate Fund

     AIM SPECIAL OPPORTUNITIES FUNDS

     Portfolios

     AIM Opportunities I Fund
     AIM Opportunities II Fund
     AIM Opportunities III Fund

     AIM SUMMIT FUND

     AIM TAX-EXEMPT FUNDS

     Portfolio

     AIM High Income Municipal Fund

                                  SCHEDULE A-2

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

     AIM COUNSELOR SERIES TRUST

     Portfolios

     AIM Advantage Health Sciences Fund
     AIM Multi-Sector Fund

     AIM SECTOR FUNDS

     Portfolios

     AIM Energy Fund
     AIM Financial Services Fund
     AIM Gold & Precious Metals Fund
     AIM Leisure Fund
     AIM Technology Fund
     AIM Utilities Fund

     AIM STOCK FUNDS

     AIM Dynamics Fund
     AIM Small Company Growth Fund